Exhibit 10.1

AMENDMENT NO. 1 TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 1, effective as of November 16, 2012 (this “Amendment”), is made with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 18, 2011 (as amended, restated, supplemented or otherwise modified, the “Agreement”), among LPAC CORP., a Delaware corporation ( the “Seller”), LENNOX INDUSTRIES INC., a Delaware corporation, as master servicer thereunder (in such capacity, the “Master Servicer”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Purchaser, MARKET STREET FUNDING LLC, a Delaware limited liability company, as a Purchaser, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Investors (in such capacity, the “Administrative Agent”), the purchaser agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”) and a BTMU Liquidity Bank and PNC BANK, NATIONAL ASSOCIATION, as the purchaser agent for the PNC Purchaser Group (in such capacity, the “PNC Purchaser Agent”) and a PNC Liquidity Bank. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.

Preliminary Statements

(1) Each of the parties to the Agreement desires to amend the Agreement on the conditions set forth herein.

NOW, THEREFORE, the signatories hereto agree as follows:

SECTION 1. Amendment to the Agreement. Effective as of the date hereof in accordance with Section 2 of this Amendment, the Agreement is amended as follows:

(a) Section 1.1 of the Agreement is amended by deleting the Purchase Limit of “$150,000,000)” contained in clause (i) thereof and inserting in lieu thereof the new Purchase Limit of “$160,000,000”.

(b) The definitions of “BTMU Purchaser Group Limit” and “PNC Purchaser Group Limit” contained in APPENDIX A (DEFINITIONS) to the Agreement are each amended by deleting the number “$75,000,000” contained therein and inserting in lieu thereof in each case the number “$80,000,000”

(c) The definition of “Eligible Receivable” contained in APPENDIX A (DEFINITIONS) to the Agreement is amended by deleting clause (iii) thereof in its entirety and inserting in lieu thereof the following:

(iii) the Obligor of which is (A) a resident of the United States, or any of its possessions or territories; provided, however, that a Receivable that is otherwise an “Eligible Receivable” but for this clause (iii)(A) shall be an Eligible Receivable if (a) the Obligor of such Receivable is domiciled in Canada, or any of its provinces or territories, and the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are residents of Canada, or any of its provinces or territories, classified at such time as Eligible Receivables pursuant to this clause (a), would not exceed 5% of the aggregate Unpaid Balance of all Eligible Receivables at such time; and (b) the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are not residents of the United States or Canada, or any of its possessions, provinces or territories, classified at such time as Eligible Receivables pursuant to this clause (b), would not exceed 5% of the aggregate Unpaid Balance of all Eligible Receivables at such time; provided, further, that at no time shall (x) a Receivable as to which the Obligor is domiciled in a non-OECD member country, and that is otherwise classified at such time as an “Eligible Receivable”, be an Eligible Receivable if the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are domiciled in non-OECD member countries, and that are otherwise classified at such time as Eligible Receivables, would exceed 2.5% of the aggregate Unpaid Balance of all Eligible Receivables at such time, and (y) any Receivable the Obligor of which is domiciled in Venezuela be classified as an Eligible Receivable, and (B) not an Affiliate or employee of any Seller Party;

(d) The definition of “Required Reserve Factor Floor” contained in APPENDIX A (DEFINITIONS) to the Agreement is amended by deleting such definition in its entirety and inserting in lieu thereof the following:

Required Reserve Factor Floor: The sum of (i) an amount, as of any date of determination and expressed as a percentage of the aggregate Unpaid Balance of Eligible Receivables as of such date, equal to the greatest of (A) the sum of the four (4) largest aggregate Unpaid Balances of Eligible Receivables for specific Obligors (including Michel) (calculated as if each such Obligor and its Affiliated Obligors were one Obligor) who do not have a debt rating listed in clause (i) of the definition of “Obligor Concentration Limit” or who are not rated as of such date (up to the Obligor Concentration Limit for each such Obligor), (B) the sum of the two (2) largest aggregate Unpaid Balances of Eligible Receivables for specific Obligors (calculated as if each such Obligor and its Affiliated Obligors were one Obligor) who have a short term unsecured debt rating currently assigned to them by either S&P or Moody’s of A-3 or P-3, respectively, as of such date (up to the Obligor Concentration Limit for each such Obligor), (C) the largest aggregate Unpaid Balances of Eligible Receivables for any Obligor (calculated as if such Obligor and its Affiliated Obligors were one Obligor) who has a short term unsecured debt rating currently assigned to it by either S&P or Moody’s of A-2 or P-2, respectively, as of such date (up to the Obligor Concentration Limit for such Obligor), and (D) the largest aggregate Unpaid Balances of Eligible Receivables for any Obligor (calculated as if such Obligor and its Affiliated Obligors were one Obligor) who has a short term unsecured debt rating currently assigned to it by either S&P or Moody’s of A-1 or P-1, respectively, as of such date (up to the Obligor Concentration Limit for such Obligor), and (ii) the product of the Adjusted Dilution Ratio times the Dilution Horizon Ratio. For purposes of calculating the Required Reserve Factor Floor, the applicable rating of any Obligor that is rated by both S&P and Moody’s and has a split rating will be the lower of the two ratings.

(e) The definition of “Funding Termination Date” contained in APPENDIX A (DEFINITIONS) to the Agreement is amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following:

(i) November 15, 2013, or such later date as may, from time to time, be agreed to in writing by the Agents;

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SECTION 2. Effectiveness. This Amendment shall become effective as of the date hereof at such time that:

(a) each of the Administrative Agent, the BTMU Purchaser Agent and the PNC Purchaser Agent shall have received, in form and substance satisfactory to it, executed counterparts of the following, each dated as of the date hereof:

(1) this Amendment; and

(2) the amendment Fee Letter, dated as of the date hereof (the “Amendment Fee Letter”);

(b) the BTMU Purchaser Agent and the PNC Purchaser Agent shall have received payment of the Up-Front Fee, in accordance with the terms of, and as such term is defined in, the Amendment Fee Letter; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to it, evidence of authorization of the transactions contemplated hereby by the Seller and the Master Servicer.

SECTION 3. Transaction Document. This Amendment shall be a Transaction Document under the Agreement.

SECTION 4. Representations and Warranties. Each of the Seller and the Master Servicer makes, as to itself (except where specifically provided otherwise therein), each of the representations and warranties contained in Section 6.1 of the Agreement (after giving effect to this Amendment) set forth therein.

SECTION 5. Confirmation of Agreements; No Other Modifications. Each reference in the Agreement to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Agreement, shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 6. Affirmation and Consent of Lennox International. Lennox International hereby consents to this Amendment and hereby affirms and agrees that the Assurance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. Upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Assurance Agreement to the Agreement, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment, and as hereafter amended or restated.

SECTION 7. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

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SECTION 8. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of a signature page of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers duly authorized, as of the date first above written.

LPAC CORP., as Seller

By:	/s/ Rick Pelini
	Name:	Rick Pelini
	Title:	President & Treasurer

LENNOX INDUSTRIES INC., as Master Servicer

By:	/s/ Rick Pelini
	Name:	Rick Pelini
	Title:	Vice President & Treasurer

LENNOX INTERNATIONAL INC.

By:	/s/ Rick Pelini
	Name:	Rick Pelini
	Title:	Vice President & Treasurer

[Amendment No. 1 to A&R RPA]

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as BTMU Purchaser Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:
Name:
Title:

[Amendment No. 1 to A&R RPA]

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:	/s/ Devang Sodha
	Name:	Devang Sodha
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as BTMU Purchaser Agent

By:	/s/ Devang Sodha
	Name:	Devang Sodha
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:
Name:
Title:

[Amendment No. 1 to A&R RPA]

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as BTMU Purchaser Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:	/s/ Christine Howatt
	Name:	Christine Howatt
	Title:	Authorized Signatory

[Amendment No. 1 to A&R RPA]

MARKET STREET FUNDING LLC, as a Purchaser

By:	/s/ Doris Hearn
	Name:	Doris Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as PNC Purchaser Agent

By:
	Name:	William Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Liquidity Bank

By:
	Name:	William Falcon
	Title:	Vice President

[Amendment No. 1 to A&R RPA]

MARKET STREET FUNDING LLC, as a Purchaser

By:
	Name:	Doris Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as PNC Purchaser Agent

By:	/s/ William Falcon
	Name:	William Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Liquidity Bank

By:	/s/ William Falcon
	Name:	William Falcon
	Title:	Vice President

[Amendment No. 1 to A&R RPA]